Income taxes	12 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income taxes
12. Income taxes
Loss from operations before income taxes was comprised of the following (in thousands):

	Year ended June 30, 2020	Year ended June 30, 2019	From March 15, 2018 (inception) through June 30, 2018
United Kingdom	$(1,898)	$(37,803)	$(118)
United States	(7,946)	(4,498)	(454)

	$(9,844)	$(42,301)	$(572)

Due to the pretax losses reported in both the United Kingdom and United States for all periods since inception there is no income tax expense or benefit.

A reconciliation of income tax benefit from continuing operations as reflected in the financial statements is as follows:

	Year ended June 30, 2020	Year ended June 30, 2019	From March 15, 2018 (inception) through June 30, 2018
U.K. tax benefit at statutory rate	(19.0)%	(19.0)%	(19.0)%
State taxes, net of federal benefit	(6.6)	(1.2)	(9.1)
Permanent differences	1.6	8.0	0.1
Research and development	0.0	0.0	0.0
Change in valuation allowance	25.0	11.4	29.2
Other	(1.0)	0.7	(1.2)

Effective tax rate	0.0%	0.0%	0.0%

The principal components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	June 30,
	2020	2019	2018
Deferred tax assets:
Net operating losses	$4,296	$1,832	$163
Research and development licenses	2,550	2,831	—
Development costs	418	301	—
Share-based compensation	198	88	—
Other	0	6	3
Valuation allowances	(7,331)	(5,000)	(166)

Total deferred tax assets	131	58	—

Deferred tax liabilities:
Depreciation	(91)	(58)	—
Other	(40)	—	—

Total deferred tax liabilities	(131)	(58)	—

Net deferred tax	$—	$—	—

The Company does not have unrecognized tax benefits as of June 30, 2020, 2019 or 2018. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.
The Company’s net operating loss carryforwards (“NOL”) for U.K., U.S. federal and U.S. state income tax purposes consisted of the following (in thousands):

	June 30,
	2020	2019	2018
United Kingdom	$3,640	$1,667	$97
U.S. Federal	11,817	4,770	452
U.S. State and Local	21,520	9,540	905
The U.K. and U.S. federal net operating loss carryforwards have no expiration. Certain state net operating loss carryforwards begin to expire in 2038. The Company recorded a valuation allowance on the deferred tax assets as of June 30, 2020, June 30, 2019 and June 30, 2018 because of the uncertainty of their realization. The valuation allowance increased by $2.3 million for the year ended June 30, 2020, by $4.8 million for the year ended June 30, 2019, and by $0.2 million for the period from March 15, 2018 (inception) through June 30, 2018.

Utilization of the net operating losses and general business tax credits carryforwards may be subject to a substantial limitation under Sections 382 and 383 of the Internal Revenue Code of 1986 as amended, if changes in ownership of the company have occur previously or occur in the future. Ownership changes may limit the amount of net operating losses and general business tax credits carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of
5-percent
shareholders in the stock of a corporation by more than 50 percentage points over a three-year period. If the Company experiences a Section 382 ownership change, the tax benefits related to the NOL carry forwards may be further limited or lost.
The Company files income tax returns in the United Kingdom, the U.S. federal jurisdiction and various U.S. state jurisdictions. The Company’s filed 2019 and 2018 tax returns remain subject to examination.